NBP TRUECROSSING FUNDS

                        NBP TRUECROSSING TECHNOLOGY FUND


                          Supplement Dated June 3, 2002
                        to Prospectus Dated April 1, 2002


Effective April 18, 2002, NBP TrueCrossing Funds (the "Trust") ceased publicly offering shares of NBP TrueCrossing Technology Fund (the "Fund"). The Board of Trustees of the Trust closed the Fund effective May 28, 2002.